                                                                    EXHIBIT 99.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Synovis Life Technologies, Inc. certifies that the Quarterly Report of Synovis Life Technologies, Inc. on Form 10-Q for the fiscal quarter ended April 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Synovis Life Technologies, Inc.


                                         By:  /s/ Karen Gilles Larson
                                              ----------------------------------
                                              Name:  Karen Gilles Larson
                                              Title: President and Chief
                                                     Executive Officer



                                         By:  /s/ Connie L. Magnuson
                                              ----------------------------------
                                              Name:  Connie L. Magnuson
                                              Title: Vice-President of Finance
                                                     and Chief Financial Officer


                                         Dated:  June 12, 2003